EXHIBIT 8

USAA LIFE INSURANCE COMPANY
VARIABLE UNIVERSAL LIFE        PROVIDED VIA DIRECT MAIL BY:
INSURANCE                      Chris Croninger, CLU, ChFC

ILLUSTRATION                   9800 Fredericksburg Road, San Antonio, TX  78288
                               1-800-531-8303

INITIAL DEATH BENEFIT:         PREPARED ON:  04/28/98
$100,000                       REQUESTED BY:              INSURED:
OPTION: A                      John Doe                   John Doe
                               USAA #987654               USAA #987654

VARIABLE UNIVERSAL LIFE INSURANCE

Variable Universal Life insurance is a life insurance plan designed to provide lifetime protection along with the opportunity to invest your premium dollars in tax-deferred, investment choices. With this product, you can make transfers among accounts with no immediate tax liability. This policy gives you control of the investment/cash value portion of your policy. At the same time, you assume the associated investment risk.

PRODUCT FEATURES: Important features include flexible benefits, flexible premiums, permanent death benefit, cash value accumulation, and investment options. You can borrow or withdraw cash value from your Variable Universal Life insurance policy without surrendering your policy. Both loans and withdrawals can adversely affect future cash value accumulations, premium payments, and death benefits.

OPTIONAL BENEFIT RIDERS: Depending on your needs, you may purchase optional riders: Waiver of Monthly Deduction, Child Rider, and Accidental Death Benefit. Riders provide additional benefits and might contain conditions and exclusions that are different from those in your policy. You also receive riders that are included at no additional cost: Extended Maturity Rider and Accelerated Benefit for Terminal Illness Rider. Availability of optional benefit riders are subject to state approval.

MORE COMPLETE INFORMATION ABOUT USAA LIFE'S VARIABLE UNIVERSAL LIFE, INCLUDING CHARGES AND EXPENSES, CAN BE FOUND IN THE PROSPECTUS WHICH PRECEDED OR ACCOMPANIED THIS INFORMATION. ANOTHER COPY CAN BE OBTAINED FROM USAA LIFE AT THE ABOVE ADDRESS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE SENDING MONEY. USAA LIFE'S VARIABLE UNIVERSAL LIFE IS DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, A REGISTERED BROKER DEALER AND NASD MEMBER.

IMPORTANT TERMS IN THIS ILLUSTRATION

GUARANTEED EXPENSES: Your policy's values based on the MAXIMUM cost of insurance and expenses and the assumed hypothetical return on your cash value. The maximum cost of insurance and expenses are guaranteed; however, THE HYPOTHETICAL VALUES are NOT GUARANTEED as they assume a rate of return that may or may not be achieved.

NON-GUARANTEED EXPENSES: Your policy's values based on the CURRENT cost of insurance and expenses and the assumed hypothetical return on your cash value. The current cost of insurance and expenses are not guaranteed, as the cost of insurance and expenses could increase and the hypothetical return might not be achieved.

HYPOTHETICAL GROSS RATE OF RETURN: The assumed annual rate of return shown to illustrate how your policy would perform if it achieved the assumed hypothetical rate. This rate is before any expenses. This policy does not guarantee any rate of return. You assume all investment risk for this policy.

NET RATE OF RETURN:  The  Hypothetical  Gross Rate of Return  illustrated less
 .54% which represents an average of the management fee and other expenses for each of the 12 Funds corresponding to the 12 variable fund accounts under the policy and .75% which represents the mortality and expense charge under the policy.

TOTAL ANNUAL PREMIUM: The annualized amount of money you contribute plus any lump-sum premium payments.

CASH VALUE: The total value of your variable fund accounts, minus any outstanding loan amounts.

CASH SURRENDER VALUE: The maximum amount you would receive if you surrendered your policy. This is also the amount you may borrow against or withdraw from your policy. It reflects the deduction of the Surrender Charge. Any loans or withdrawals will reduce the policy's values.

CUMULATIVE PREMIUM: The total of premium paid into the policy through the number of policy year ends shown.

GUARANTEED DEATH BENEFIT: The guarantee that the policy will not lapse during the first five years and that the death benefit will be paid if a sufficient amount of target premium has been paid. (See the prospectus for details.)

SURRENDER CHARGE: The charge based on the Annual Target Premium. The Surrender Charge declines each policy year until it is eliminated after policy year 10.

32281 05-98 ST

PAYMENTS AND EXPENSES

Payments include the dollar amounts you pay into your policy. Expenses are the fees you pay to administer and maintain your policy. (See the prospectus for details.)

ANNUAL TARGET PREMIUM: An annual amount of premium payment that we establish when the policy is issued and that is shown on the Policy Information Page. It is used to determine whether a Premium Charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender and whether the Guaranteed Death Benefit applies.

TAX GUIDELINE PAYMENTS: The maximum amounts you may pay into your policy to comply with Internal Revenue Service limitations. These payments include Guideline Single, Guideline Annual, and Modified Endowment Contract ("MEC") Guideline payments.

EXPENSES:  The fees charged against your policy, including:

PREMIUM CHARGE: A premium charge of 3% is deducted from all premium payments until the total amount of premium paid exceeds the Annual Target Premium amount multiplied by ten. For example: if your Annual Target Premium was $1,000, you are charged a 3% premium charge until you have paid $10,000 in total premiums. You would not be charged any premium charge for subsequent payments, assuming you made no changes in coverage.

MAINTENANCE CHARGE: A $5 monthly charge deducted from the policy's cash value to cover recurring administrative expenses related to maintaining the policy. This charge applies for the life of the policy.

ADMINISTRATIVE CHARGE: A $10 charge deducted each month in the first year of the contract to cover start-up expenses incurred in issuing this policy. This charge stops after the first 12 months of the policy.

COST OF INSURANCE: The monthly charges for life insurance protection including any EXTRA RISK CHARGES for rated policies and any additional cost for optional benefit riders. Two cost of insurance rates are used in this illustration: guaranteed cost and projected cost. Whenever Guaranteed Expenses are shown, the guaranteed cost of insurance is assumed to determine policy values. Whenever Non-Guaranteed Expenses are shown, the current cost of insurance is assumed to determine policy values. The

GUARANTEED cost of insurance is the guaranteed maximum expense that can be deducted from the policy to cover insurance protection. The CURRENT cost of insurance is the cost currently deducted to cover insurance protection. The current cost of insurance could increase or decrease based on the company's experience, but it will never be more than the guaranteed cost of insurance.

RATE CLASSES

Rate classes are groupings of insured individuals who present a substantially similar insurance risk and are grouped as such for the purpose of setting premium rates. There are five rate classes offered in this product: STANDARD, STANDARD PLUS, PREFERRED, PREFERRED PLUS, AND PREFERRED ULTRA.

ACCESSING YOUR CASH VALUE

You can borrow or withdraw the cash surrender value from your Variable Universal Life insurance policy without surrendering your policy. Both loans and withdrawals will affect future cash value accumulations, premium payments, and death benefits. (See the prospectus for details.)
POLICY LOANS: You may borrow part of your policy's cash value at a 6% interest rate, paid in advance. Any loan remaining when the insured dies will be deducted from the death benefit before the beneficiary is paid. The amount of cash value you borrow will accumulate interest at the guaranteed rate of 4% and will not participate in the performance of your selected variable fund accounts. Your policy also offers Preferred Loans; see the prospectus for details.
POLICY WITHDRAWALS: You have the option to withdraw from the cash value. Withdrawals will reduce your cash value and reduce your death benefit. A partial surrender charge equal to the amount of $25 or 2% of the amount withdrawn is assessed for each withdrawal. Any gain included in a withdrawal is taxable. If the total of all withdrawals is more than the total premiums paid to date, USAA Life must report the amount that exceeds your premiums paid as gross income to the IRS, making the amount subject to federal (and possibly state and local) tax. Withdrawals or reductions in coverage made in the first 15 years of policy issue are subject to special tax rules. (See the prospectus for more information and consult your tax advisor.)

POLICY LOANS AND/OR WITHDRAWALS MAY ADVERSELY AFFECT YOUR POLICY AND SUBJECT IT TO PREMATURE TERMINATION. THIS IS ESPECIALLY TRUE IF INSUFFICIENT PREMIUM HAS BEEN PAID.

IMPORTANT NOTICES

UNDERWRITING  CRITERIA:  USAA Life, at its  discretion,  may require a medical
examination  and  answers  to  medical,  avocational,   financial,  and  other
questions to evaluate insurability and rate classification.

SUICIDE CLAUSE: If death is caused by suicide within the first two years of the contract, the total death benefit is equal to the premium paid, less any indebtedness or any prior partial surrenders. This clause also applies to optional death benefit riders. INCOME TAX: Tax consequences may result from the limits and conditions of the Internal Revenue Code and IRS regulations. USAA Life does not offer tax advice. Please consult your tax advisor.

CONTRACTS ADVERTISED: This illustration and other enclosed forms are valid only for the state of [Name], where the assumed Policyowner resides. Form numbers for the Variable Universal Life insurance contract and any optional riders are : VUL 31747 ST 2-98, VUL 31837 ST 2-98, VUL 31838 ST 2-98, VUL
31839 ST 2-98, VUL 31851 ST 2-98, VUL 31852 ST 2-98.

32281 05-98 ST

VARIABLE UNIVERSAL LIFE ILLUSTRATION

INSURED:                  POLICY INFORMATION:          BENEFIT RIDERS SELECTED:
John Doe                  Option:  A                   None
USAA #987654I             Initial Death Benefit:  $100,000
Contract ID #0000125UI    Monthly Premium Payment:  $100
Male, Age 35
Quote Effective Date:  04/28/98
Prepared On:  04/28/98

                                         GUARANTEED EXPENSES                                  NON-GUARANTEED EXPENSES
                                    6% HYPOTHETICAL GROSS RATE OF RETURN                6% HYPOTHETICAL GROSS RATE OF RETURN
                               [--------------------------------------------]    [----------------------------------------------]
                                     (XX.XXXX% Net Rate of Return)                         (XX.XXXX% Net Rate of Return)

                 TOTAL                          CASH                                                CASH
                 ANNUAL        CASH             SURRENDER        DEATH            CASH              SURRENDER        DEATH
YEAR    AGE      PREMIUM $     VALUE $          VALUE $          BENEFIT $        VALUE $           VALUE $          BENEFIT $
----    ---      ---------     -------          -------          -----------      -------           -------          ---------
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00

                               THIS ILLUSTRATION CONTINUES TO POLICY YEAR 100.    THIS ILLUSTRATION CONTINUES TO POLICY YEAR 100.

TAX GUIDELINE PAYMENTS  $                      EXPENSES  $  (INCLUDED IN ALL FIGURES)         RATE CLASS:  Preferred
Guideline Single:  999,000,000                 First-Year Admin.:  10/month
Guideline Annual:   99,000,000                 Maintenance:        5/month each year
MEC Guideline:      99,000,000                 Premium Charge:     3% of all premiums up to
                                                                   10 annual target premiums
                                               Commissions:        None

ANNUAL TARGET PREMIUM  $  999,000,000

* IF SUFFICIENT ACCUMULATED TARGET PREMIUMS HAVE BEEN PAID IN ACCORDANCE WITH THE GUARANTEED DEATH BENEFIT PROVISION OF THE CONTRACT, THEN THE ACTUAL DEATH BENEFIT WILL BE THE SPECIFIED AMOUNT.

32281 05-98 ST

VARIABLE UNIVERSAL LIFE ILLUSTRATION

INSURED:                  POLICY INFORMATION:          BENEFIT RIDERS SELECTED:
John Doe                  Option:  A                   None
USAA #987654I             Initial Death Benefit:  $100,000
Contract ID #0000125UI    Monthly Premium Payment:  $100
Male, Age 35
Quote Effective Date:  04/28/98
Prepared On:  04/28/98

                                         GUARANTEED EXPENSES                                  NON-GUARANTEED EXPENSES
                                    12% HYPOTHETICAL GROSS RATE OF RETURN                 12% HYPOTHETICAL GROSS RATE OF RETURN
                               [--------------------------------------------]    [----------------------------------------------]
                                     (XX.XXXX% Net Rate of Return)                         (XX.XXXX% Net Rate of Return)

                 TOTAL                          CASH                                                CASH
                 ANNUAL        CASH             SURRENDER        DEATH            CASH              SURRENDER        DEATH
YEAR    AGE      PREMIUM $     VALUE $          VALUE $          BENEFIT $        VALUE $           VALUE $          BENEFIT $
----    ---      ---------     -------          -------          -----------      -------           -------          ---------
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00

                               THIS ILLUSTRATION CONTINUES TO POLICY YEAR 100.    THIS ILLUSTRATION CONTINUES TO POLICY YEAR 100.

32281 05-98 ST

VARIABLE UNIVERSAL LIFE ILLUSTRATION

INSURED:                  POLICY INFORMATION:          BENEFIT RIDERS SELECTED:
John Doe                  Option:  A                   None
USAA #987654I             Initial Death Benefit:  $100,000
Contract ID #0000125UI    Monthly Premium Payment:  $100
Male, Age 35
Quote Effective Date:  04/28/98
Prepared On:  04/28/98

THIS NOTICE APPLIES TO ALL  HYPOTHETICAL  VALUES FOR EACH  HYPOTHETICAL  GROSS
RATE OF RETURN SHOWN IN THIS  ILLUSTRATION.  THE POLICY  YEAR-END VALUES SHOWN
ASSUME THAT PLANNED PREMIUM PAYMENTS ARE MADE ON THE FIRST DAY OF EACH PAYMENT
PERIOD.  THE VALUES FOR THE COLUMNS ARE  HYPOTHETICAL  AND ARE NOT GUARANTEED.
THE  PERFORMANCE  OF YOUR SELECTED  VARIABLE FUND ACCOUNTS MAY PRODUCE  ACTUAL
VALUES OTHER THAN THOSE SHOWN IN THIS ILLUSTRATION. ACTUAL RESULTS MAY BE MORE
OR LESS FAVORABLE THAN THOSE SHOWN.  REFER TO THE INTRODUCTORY  INFORMATION ON
THIS   ILLUSTRATION  FOR  AN  EXPLANATION  OF  TERMS  USED   THROUGHOUT.   THE
HYPOTHETICAL  VALUES  ILLUSTRATED  ARE  BASED  ON THE NET RATE OF  RETURN  AND
REFLECT THE  DEDUCTION OF THE COST OF INSURANCE,  ADMINISTRATIVE,  MAINTENANCE
AND PREMIUM CHARGES. SEE THE PROSPECTUS FOR FURTHER DETAILS.

                                       GUARANTEED EXPENSES                                    NON-GUARANTEED EXPENSES
                                  0% HYPOTHETICAL GROSS RATE OF RETURN                   0% HYPOTHETICAL GROSS RATE OF RETURN
                               [--------------------------------------------]    [----------------------------------------------]
                                     (XX.XXXX% Net Rate of Return)                         (XX.XXXX% Net Rate of Return)

                 TOTAL                          CASH                                                CASH
                 ANNUAL        CASH             SURRENDER        DEATH            CASH              SURRENDER        DEATH
YEAR    AGE      PREMIUM $     VALUE $          VALUE $          BENEFIT $        VALUE $           VALUE $          BENEFIT $
----    ---      ---------     -------          -------          -----------      -------           -------          ---------
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000     *999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,000,000       999,000,000      999,000,000
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00
100     100      999,000       999,000,000      999,000,000      999,000,000      999,0000,00       999,0000,00      999,0000,00

                               THIS ILLUSTRATION CONTINUES TO POLICY YEAR 100.    THIS ILLUSTRATION CONTINUES TO POLICY YEAR 100.


32281 05-98 ST

VARIABLE UNIVERSAL LIFE ILLUSTRATION

INSURED:                  POLICY INFORMATION:          BENEFIT RIDERS SELECTED:
John Doe                  Option:  A                   None
USAA #987654I             Initial Death Benefit:  $100,000
Contract ID #0000125UI    Monthly Premium Payment:  $100
Male, Age 35
Quote Effective Date:  04/28/98
Prepared On:  04/28/98

                                 SUMMARY PAGE

This summary gives the cumulative premium projected through the ages requested and compares three hypothetical gross rates of return for guaranteed (maximum) and non-guaranteed (current) expenses. The values shown with a 0% hypothetical gross rate of return are based on guaranteed expenses. The values for a 6% and 12% hypothetical gross rate of return are based on CURRENT EXPENSES ONLY.

                                       GUARANTEED EXPENSES                                    NON-GUARANTEED EXPENSES
                                  0% HYPOTHETICAL GROSS RATE OF RETURN                   6% HYPOTHETICAL GROSS RATE OF RETURN
                               [--------------------------------------------]    [----------------------------------------------]
                                     (XX.XXXX% Net Rate of Return)                         (XX.XXXX% Net Rate of Return)

                                                CASH                                                CASH
                 CUMULATIVE    CASH             SURRENDER        DEATH            CASH              SURRENDER        DEATH
YEAR    AGE      PREMIUM $     VALUE $          VALUE $          BENEFIT $        VALUE $           VALUE $          BENEFIT $
----    ---      ---------     -------          -------          -----------      -------           -------          ---------
100     100      99,999,000    999,000,000      999,000,000     999,000,000       999,000,000       999,000,000      999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000       999,000,000       999,000,000      999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000       999,000,000       999,000,000      999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000       999,000,000       999,000,000      999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000       999,000,000       999,000,000      999,000,000

                                         NON-GUARANTEED EXPENSES

                                   12% HYPOTHETICAL GROSS RATE OF RETURN
                                       (XX.XXXX% Net Rate of Return)
                              [---------------------------------------------]
                                                CASH
                 CUMULATIVE    CASH             SURRENDER        DEATH
YEAR    AGE      PREMIUM $     VALUE $          VALUE $          BENEFIT $
----    ---      ---------     -------          -------          -----------
100     100      99,999,000    999,000,000      999,000,000     999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000
100     100      99,999,000    999,000,000      999,000,000     999,000,000

32281 05-98 ST

                                SIGNATURE PAGE

CUSTOMER: I HAVE RECEIVED A COPY OF THIS ILLUSTRATION AND I UNDERSTAND THAT ANY NON-GUARANTEED ELEMENTS ILLUSTRATED ARE SUBJECT TO CHANGE AND CAN BE HIGHER OR LOWER THAN THE VALUES ILLUSTRATED. MY ACCOUNT REPRESENTATIVE HAS INFORMED ME OF THE CHANGING NATURE OF THESE VALUES.


SIGNED: ___________________________________ DATE: ___________________________


USAA Life Insurance Company certifies that this illustration has been presented to the applicant and that the applicant has been informed that any non-guaranteed elements illustrated are subject to change. No statements that are inconsistent with the illustration have been made by the authorized representative of USAA Life Insurance Company.

This illustration is based on the options you requested. Because the policy you purchase may differ from that which has been illustrated, you will be provided with an illustration that conforms to your policy at the time it is issued. You will be asked to sign and return the conforming illustration to acknowledge that, when applying for insurance, you were told and understood that any non-guaranteed elements illustrated are subject to change and actual results may be more or less favorable.


_____________________________________      ____________
KING MAWHINNEY, CLU, CHFC, FLMI, REBC      DATE
VICE PRESIDENT, LIFE SALES

32281 05-98 ST

VARIABLE UNIVERSAL LIFE ILLUSTRATION

INSURED:                  POLICY INFORMATION:          BENEFIT RIDERS SELECTED:
John Doe                  Option:  A                   None
USAA #987654I             Initial Death Benefit:  $100,000
Contract ID #0000125UI    Monthly Premium Payment:  $100
Male, Age 35
Quote Effective Date:  04/28/98
Prepared On:  04/28/98

                VARIABLE UNIVERSAL LIFE GUARANTEED ANNUAL COSTS
                  (WITH 6% HYPOTHETICAL GROSS RATE OF RETURN)

                         (XX.XXXX% Net Rate of Return)

This table illustrates the GUARANTEED COST for the base policy and any optional riders selected based on the mid-point hypothetical gross rate of return identified above. The cash value and death benefits illustrated on the previous pages assume that the cost for the options selected have been subtracted from your total cash value.

                                                                      OPTIONAL BENEFITS
                                              [-------------------------------------------------------------]
                                                                                                 $200,000
                 Guaranteed    Maint.                         Waiver                             Accidental       Total
                 Cost          & Admin.*      Extra Risk      Monthly          $25,000           Death            Guaranteed
Year    Age      of Ins. $     Fee  $         Charge $        Deduct. $        Child Rider       Benefit          Costs $
----    ---      ---------     -------        ----------      ----------       -----------       -------          ----------
100     100      99,999,900    180            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900

* THIS INCLUDES A FIRST-YEAR ADMINISTRATIVE FEE OF $10 PER MONTH ($120), FIRST YEAR ONLY.

32281 05-98 ST

VARIABLE UNIVERSAL LIFE ILLUSTRATION

VARIABLE UNIVERSAL LIFE ILLUSTRATION

INSURED:                  POLICY INFORMATION:          BENEFIT RIDERS SELECTED:
John Doe                  Option:  A                   None
USAA #987654I             Initial Death Benefit:  $100,000
Contract ID #0000125UI    Monthly Premium Payment:  $100
Male, Age 35
Quote Effective Date:  04/28/98
Prepared On:  04/28/98

                 VARIABLE UNIVERSAL LIFE CURRENT ANNUAL COSTS
                  (WITH 6% HYPOTHETICAL GROSS RATE OF RETURN)

                         (XX.XXXX% Net Rate of Return)

This table illustrates the CURRENT COST for the amount of insurance and any optional riders selected based on the mid-point hypothetical gross rate of return identified above. The cash value and death benefits illustrated on the previous pages assume that the cost for the options selected have been subtracted from your total cash value.

                                                                      OPTIONAL BENEFITS
                                              [-------------------------------------------------------------]
                                                                                                 $200,000
                 Guaranteed    Maint.                         Waiver                             Accidental       Total
                 Cost          & Admin.*      Extra Risk      Monthly          $25,000           Death            Current
Year    Age      of Ins. $     Fee  $         Charge $        Deduct. $        Child Rider       Benefit          Costs $
----    ---      ---------     -------        ----------      ----------       -----------       -------          ----------
100     100      99,999,900    180            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900
100     100      99,999,900     60            99,999,900      9,900             9,900            9,900            99,999,900

* THIS INCLUDES A FIRST-YEAR ADMINISTRATIVE FEE OF $10 PER MONTH ($120), FIRST YEAR ONLY.

32281 05-98 ST